UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC  20549

                             _______________


                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

                             _______________



Date of Report (Date of earliest event reported): June 10, 1997



                              SERAGEN, INC.
         (Exact name of registrant as specified in its charter)


  DELAWARE                      0-19855                 04-2662345
_______________               ___________              ______________
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification
incorporation)                                         No.)


             97 South Street, Hopkinton, Massachusetts  01748
           (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (508) 435-2331

                         Exhibit Index on page 6.


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Item 5.  Other Events.
_______  _______________

     This report on Form 8-K pertains to the restructuring (the
"Restructuring") by the Registrant of its existing license agreement with Ajinomoto Co., Inc. ("Ajinomoto"). The Restructuring is the subject of a press release that is being issued by the Registrant simultaneously with the filing of this report.

     The Registrant and Ajinomoto are parties to a License Agreement, dated December 13, 1994 (the "License Agreement"), pursuant to which Ajinomoto has granted the Registrant worldwide rights to certain Interleukin-2 ("IL-2") gene patents owned by the Japanese Foundation for Cancer Research and Ajinomoto for potential use in the development of the Registrant's lead product, IL-2 Fusion Protein. Prior to the Restructuring, the License Agreement provided for license fees as follows: a $100,000 initial fee which the Registrant paid at the time of signing; a $4.3 million fee payable upon the occurrence of certain specified events, but at the latest by March 31, 1997 (previously extended by agreement of Ajinomoto to May 31, 1997); and royalties varying from 2% to 4% on sales of the licensed product by the Registrant or its sublicensees, but with minimum royalties of $100,000 for the third year of the agreement, $200,000 for the fourth year of the agreement, and $300,000 for the fifth and following years of the agreement. In addition, prior to the Restructuring, the rights granted by Ajinomoto to the Registrant pursuant to the License Agreement were exclusive.

     After negotiations among the Registrant, Ajinomoto and Eli Lilly and Company ("Lilly") (with which the Registrant is collaborating on the development of the IL-2 Fusion Protein product for cutaneous T-cell lymphoma ("CTCL")), agreement was reached among the parties regarding the Restructuring. Under the terms of the Restructuring, the future license fees payable by the Registrant to Ajinomoto under the License Agreement will be reduced to the following amounts: a $2.25 million fee payable in the amount of $800,000 by June 30, 1998, or approval by the Food and Drug Administration of a Biologic License Application filed by the Registrant for the licensed product, whichever comes first, in the amount of $800,000 by June 30, 1999, and in the amount of $650,000 by March 31, 2000; and a royalty of 1% on end user net sales of the licensed product by the Registrant or its sublicensees. The Restructuring provides that the license granted by Ajinomoto to the Registrant will in the future be non-exclusive.

     Under the terms of an Amendment to Sales and Distribution Agreement and Development Agreement, dated April 7, 1997 (the "Lilly Amendment"), between the Registrant and Lilly, Lilly has agreed to assume $2.15 million of the Registrant's revised financial obligations to Ajinomoto. Separately, but pursuant to its undertakings in the Lilly Amendment, Lilly has paid $2.15 million to Ajinomoto for a license granted by Ajinomoto directly to Lilly. The Lilly Amendment was the subject of a report filed by the Registrant on Form 8-K with respect to an April 7, 1997 event.

     Lilly's assumption of $2.15 million of the Registrant's revised financial obligations to Ajinomoto is subject to certain offsets, conditions and limitations. Lilly will be permitted to credit $1.5 million of the amount paid by Lilly to Ajinomoto on behalf of the Registrant against the next $1.5

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million milestone payment that falls due from Lilly to the Registrant under the sales and distribution agreement between the Registrant and Lilly. Lilly is not obligated to pay more than $650,000 of the Registrant's obligations to Ajinomoto prior to December 31, 1997, or the date on which the $1.5 million milestone payment due from Lilly to the Registrant under the Registrant's sales and distribution agreement with Lilly becomes due, whichever comes later. Lilly is not obligated to make any further payments in respect of the Registrant's obligations to Ajinomoto if Lilly terminates the sales and distribution agreement between it and the Registrant as a result of a failure by the Registrant to meet specified clinical, regulatory and financial milestones and other requirements. Among the relevant milestones and requirements referenced in the preceding sentence are the Registrant's obtaining commitments for $5.0 million of new investment capital by July 1, 1997, and closing on the same by August 1, 1997, and the Registrant's obtaining $15.0 million total amount of new investment capital by October 1, 1997.

     There can be no assurance that the Registrant will be able to meet the conditions to Lilly's obligations to make payment to Ajinomoto on behalf of the Registrant that are set forth or referenced in the foregoing paragraph. Among other things, there can be no assurance that the Registrant will be able to secure commitments for new capital investment or obtain new capital investment by the stated deadlines.

Safe Harbor Information
_______________________

     Some of the statements contained in this document are forward-looking, including statements relating directly or by implication to the Registrant's products, operations, strategic partnerships, and ability to fund its operations. These statements are based on current expectations and involve a number of uncertainties and risks, including (but not limited to) the Registrant's ability to proceed with successful development, testing, and licensing of its products and the Registrant's ability to enter into additional strategic partnerships and other collaborative arrangements or to raise additional capital on satisfactory terms. For further information, refer to the "Business Outlook" section in the Registrant's Form 10-K as filed with the Securities and Exchange Commission. Actual results may differ materially from such expectations.

Item 7.   Financial Statements and Exhibits.
_______   ____________________________________

Exhibit Number      Description
______________      ___________


99.1                The Registrant's press release dated June 10, 1997
                    (filed herewith)

99.2 License Agreement, dated December 13, 1994, between the Registrant and Ajinomoto Co., Inc. (filed herewith)

99.3 Amendment to License Agreement, dated June 1, 1997, between the Registrant and Ajinomoto Co., Inc. (filed herewith)

99.4 Amendment to Sales and Distribution Agreement and Development Agreement, dated April 7, 1997, between the Registrant and Eli Lilly and Company (previously filed as Exhibit 99.2 to the Registrant's report on Form 8-K with respect to an April 7, 1997 event and incorporated herein by reference; certain portions of the same are the subject of a request for confidential treatment)

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SERAGEN, INC.
                                           _____________
                                           (Registrant)




Date: June 10, 1997                        /s/ Reed R. Prior
                                           __________________
                                           Reed R. Prior
                                           Chairman of the Board and
                                           Chief Executive Officer

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                               EXHIBIT INDEX
                               _____________



Exhibit                                                        Sequential
Number    Description                                          Page Number
_______   ____________                                         ___________

99.1      The Registrant's press release dated June 10, 1997
          (filed herewith)                                            7

99.2      License Agreement, dated December 13, 1994, between
          the Registrant and Ajinomoto Co., Inc.(filed herewith)      9

99.3     Amendment to License Agreement, dated June 1, 1997,
         between the Registrant and Ajinomoto Co., Inc.
         (filed herewith)                                            18

99.4 Amendment to Sales and Distribution Agreement and Development Agreement, dated April 7, 1997, between the Registrant and Eli Lilly and Company
         (previously filed as Exhibit 99.2 to the Registrant's report on Form 8-K with respect to an April 7, 1997 event and incorporated herein by reference; certain portions of the same are the subject of a request for confidential treatment)

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